UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2015

LIME ENERGY CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16265	36-4197337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville, North Carolina	28078
(Address of Principal Executive Offices)	(Zip Code)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Lime Energy Co. (the “Company”) filed a current report on Form 8-K on March 30, 2015 (the “Original 8-K) to report, among other things, the completion of its acquisition of EnerPath International Holding Company (“EnerPath”).  This Current Report on Form 8-K/A amends and restates in its entirety Item 9.01 of the Original Form 8-K to include the required financial statements and to present certain unaudited pro forma financial information in connection with the acquisition, which are filed as exhibits 99.1 and 99.2 hereto, respectively.  The information previously reported in the Original 8-K is not hereby amended and is hereby incorporated by reference into this Form 8-K/A.

Item 9.01    Financial Statements and Exhibits

(a)         Financial statements of business acquired.

The audited consolidated financial statements of EnerPath as of and for the years ended December 31, 2014 and 2013 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)         Pro forma financial information.

The unaudited pro forma condensed consolidated combined financial information relating to the Company’s acquisition of EnerPath is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(c)          Exhibits

Exhibit No.	Description

23.1	Consent of Fox & Stevens, CPA’s, Inc., Independent Certified Public Accountants.

99.1	Audited consolidated financial statements of EnerPath as of and for the years ended December 31, 2014 and 2013.

99.2	Unaudited Pro Forma Condensed Consolidated Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: June 8, 2015	By:	/s/ Mary Colleen Brennan
Mary Colleen Brennan
Chief Financial Officer & Treasurer